Derivative Financial Instruments and Hedging	9 Months Ended
Jun. 30, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments and Hedging
Derivative Financial Instruments and Hedging

In the ordinary course of business, Post is exposed to commodity price risks relating to the acquisition of raw materials and supplies, interest rate risks relating to debt and foreign currency exchange rate risks relating to its foreign subsidiary.

Prior to the Spin-Off, Post participated in Ralcorp's derivative instrument program which consisted of the use of commodity contracts (options, futures and swaps) used as cash flow or economic hedges on raw material and fuel purchases. The fair value of the derivative instruments have not been reflected in Post's balance sheet because Post was not legally a party to the underlying derivative instruments and because there are no significant instruments that are allocable only to Post. The effects of Post's participation in Ralcorp's derivative instrument program on the statements of operations for the nine months ended June 30, 2012, was a loss of $2.0. For the nine months ended June 30, 2011, losses from participation in the Ralcorp derivative instrument program were $8.3. Derivative instrument gains and losses are included in "cost of goods sold" for all periods presented. As of September 30, 2011, the amount of Ralcorp's net derivative liability that was related to Post was $10.3. As of the Spin-Off date, Post no longer participated in the Ralcorp derivative instrument program. As of June 30, 2012, Post had no open derivative positions.